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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (Date of earliest event reported): September 5, 2006
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                     InterDigital Communications Corporation
             (Exact name of registrant as specified in its charter)



           Pennsylvania                     1-11152               23-1882087
   (State or other jurisdiction of   (Commission File Number)   (IRS Employer
        incorporation)                                       Identification No.)




781 Third Avenue, King of Prussia, Pennsylvania                      19406-1409
     (Address of Principal Executive Offices)                        (Zip Code)


        Registrant's telephone number, including area code: 610-878-7800


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 8.01.        Other Events.

On September 5, 2006, InterDigital Communications Corporation (the "Company") received notice from the Arbitral Tribunal, operating under the auspices of the International Court of Arbitration of the International Chamber of Commerce in the Company's arbitration proceeding with Samsung Electronics Co., Ltd., that the Tribunal had rendered an Award. The Company has issued a press release relating to the terms of the Award which release is attached hereto as Exhibit 99.1.

Item 9.01.        Financial Statements and Exhibits.

(c)           Exhibits. The following exhibit is filed with this report:

              Exhibit 99.1 - Press release dated September 6, 2006.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        INTERDIGITAL COMMUNICATIONS CORPORATION


                                        By: /s/ Lawrence F. Shay
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                                             Lawrence F. Shay
                                             General Counsel



Date:    September 6, 2006

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                                  EXHIBIT INDEX



Exhibit No.                                     Description
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     99.1                          Press release dated September 6, 2006



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